THIS SETTLEMENT AND RELEASE dated effective the 8th day of December, 2006 by:

New World Entertainment Corp., a company incorporated under the laws of the State of Nevada and having an address for the purposes of this Agreement at 510 - 999 West Hastings Street, Vancouver, British Columbia V6C 2W2

(“New World”)

AND:

Global Developments Inc., a company incorporated under the laws of the State of Delaware and having an address for the purposes of this Agreement at 510 - 999 West Hastings Street, Vancouver, British Columbia V6C 2W2

(“Global”)

AND:

555 Holdings LLC., a company incorporated under the laws of the State of Nevada and having an address for the purposes of this Agreement at 510 - 999 West Hastings Street, Vancouver, British Columbia V6C 2W2

(“555”)

AND:

Liverpoole, Inc., a company incorporated under the laws of Antigua, and having an address for the purposes of this Agreement at Suite 205 - 2922 Glen Drive, Coquitlam, British Columbia

(“Liverpoole")

AND:

World Mobile Network Corp, a company incorporated under the laws of Nevada, and having an address for the purposes of this Agreement at Suite 205 - 2922 Glen Drive, Coquitlam, British Columbia

(“WMN")

WHEREAS:

A.
Pursuant to transactions and understandings made prior to the date hereof, New World is indebted to Global and 555 in the aggregate amount of USD$3.25 million (the “Debt”) of which an amount of USD$2.585 was used by Liverpoole, Inc. a Nevis company to acquire certain assets in May through August 2006;

B.
Global, 555, New World and WMN have agreed to release New World at no cost to New World, and New World has agreed to release Liverpoole from its obligations under a Share Exchange Agreement dated May 12th, 2006 (the “Share Exchange Agreement”), all on the terms and conditions set out herein,

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the mutual covenants of the parties herein contained and for other valuable consideration, the receipt and sufficiency of which is acknowledged by each party to the other parties, the parties agree as follows:

1.  Global and 555 hereby irrevocably each release New World from its obligation to repay the Debt to Global and 555, and each further release Liverpoole from any and all obligation in respect thereof, including any right now or in the future to demand repayment of the Debt from Liverpoole.

2.  New World hereby releases Liverpoole from any and all obligation in respect of the Debt, including any right now or in the future to demand an exchange of shares from Liverpoole pursuant to the Share Exchange Agreement.

3.  Liverpoole hereby releases New World from any and all obligation in respect thereof, including any right now or in the future to demand an exchange of shares from New World pursuant to the Share Exchange Agreement.

4.  WMN hereby releases New World from any and all obligation in respect thereof, including any right now or in the future to demand an exchange of shares from New World pursuant to the Share Exchange Agreement.

5.  Each party represents, warrants and covenants to the other party that it has obtained all requisite independent legal advice, corporate and other approvals or consents necessary for that party to enter into this Agreement and to perform each and every covenant of it contained herein.

6.  Each party agrees to do such things and execute such documents as may be reasonably required to give full effect to the transaction contemplated by this Agreement.

7.  This Agreement shall be governed by the laws of the Province of British Columbia.

8.  This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Further, this Agreement constitutes the entire agreement of the parties with respect to the matters set out herein.

IN WITNESS WHEREOF, the parties have executed this Agreement as of and with effect from the date first above written.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals effective as of the Effective Date first above written.

SIGNED, SEALED AND DELIVERED BY
NEW WORLD ENTERTAINMENT CORP. per:

____________________________________
Authorized Signatory

Name of Signatory: __________________________

Title of Signatory: ___________________________

SIGNED, SEALED AND DELIVERED BY
GLOBAL DEVELOPMENTS INC. per:

____________________________________
Authorized Signatory

Name of Signatory: ___________________________

Title of Signatory: ____________________________

SIGNED, SEALED AND DELIVERED BY
555 HOLDINGS LLC per:

____________________________________
Authorized Signatory

Name of Signatory: __________________________

Title of Signatory: ___________________________

SIGNED, SEALED AND DELIVERED BY
LIVERPOOLE INC. per:

____________________________________
Authorized Signatory

Name of Signatory: __________________________

Title of Signatory: ___________________________

SIGNED, SEALED AND DELIVERED BY
WORLD MOBILE NETWORK CORP. per:

____________________________________
Authorized Signatory

Name of Signatory: __________________________

Title of Signatory: ___________________________